UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21927

AMM Funds

(Exact Name of Registrant as Specified in Charter)

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)  (Zip Code)

Gabriel B. Wisdom

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  858-755-0909

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

July 31, 2011

Dear Shareholder,

For the fiscal year ended July 31, 2011, the Fallen Angels Income Fund has increased 8.63%, while its benchmark, the Dow Jones Moderate Portfolio Index increased 14.64%. The Fallen Angels Value Fund has increased 7.46%, while its benchmark, the S&P 500 increased 19.65%.

Value Investing

We started the Fallen Angels funds with a simple goal in mind: purchase a portfolio of high quality securities (“angels”) at discount (“fallen”) prices and hold them for future capital appreciation.  Since the inception of the funds in late 2006, their performance has been underwhelming relative to broad market measures like the S&P 500.  We can attribute much of this underperformance to two key areas.  First, the kinds of value oriented securities that our fund typically invests in have gone through a multi-year phase of underperformance relative to both the broader market and to more growth oriented securities.  The grid below shows the returns of value stocks (Russell 1000 value index), growth stocks (Russell 1000 growth index) and the broader market (S&P 500) over multiple time frames.

Performance summary as of 8/31/11
		Russell	Russell
	S&P 500	1000 Growth	1000 Value
YTD	-1.8%	0.2%	-4.0%
3 month	-8.9%	-7.6%	-11.2%
1 Year	18.5%	24.0%	14.4%
3 Year	0.5%	3.1%	-1.4%
5 Year	0.8%	3.8%	-1.6%
10 Year	2.7%	2.7%	3.4%

As you can see value stocks underperformed in all but the longest (10 year) time frame.  In fact the five year period through 8/31/11 roughly coincides with the inception of the funds in October of 2006.  While the underperformance of value stocks as a whole is unsettling, it is not unsurprising.  At its very core value investing is a contrarian endeavor that involves buying stocks that are out of favor with the investment mainstream.  This often means undergoing a period of underperformance before the value in the portfolio is fully recognized by the market.  We remain confident that both our portfolio selections and the value investing style will generate strong performance over the long-run.

Cash, Risk & Volatility

The second reason for our underperformance was related to holding excessive cash during periods of market strength.  Given the unprecedented financial market turmoil that began in 2008, we adopted a defensive posture that included selling stocks and raising cash.  At various times our cash position was in excess of 50% of the portfolio value.  While this defensive posture allowed the FA Value Fund to “outperform” the broader market by a decent margin at the market low in 2009, we remained too cautious as the market rebounded and missed much of the upside that we otherwise would have experienced had we been more fully invested in both funds. Managing volatility via cash may provide some comfort during periods of market weakness; however it exposes the portfolio manager to short term “market timing”.  Ultimately this is at odds with the long-term nature of value investing.  Going forward we intend to focus less on “managing volatility”, staying more fully invested in securities that meet our criteria regardless of the markets short-term gyrations.

Going forward, we've reinforce our commitment to deep value opportunities, even through difficult market environments.  This will increase the odds that we will participate fully in market recoveries when they occur. Overall our investment process remains the same.  We are focused on selecting high quality businesses and purchasing their securities at value prices.  We define high quality as companies with strong balance sheets, high returns on shareholder equity, high free cash flow and/or possessing favorable earnings and revenue growth characteristics.  Over time we believe a portfolio structured around these kinds of investments, purchased at discount prices, and continuously monitored for new opportunities will provide favorable long-term returns on capital.

While we continue to counsel patience and advise taking a long-term view, we do recognize that our shareholders have been very patient during this period of weakness.  We feel immensely privileged to be entrusted with the stewardship of your capital and can assure you that we will continue to do our best every day to grow your wealth.

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

AVERAGE ANNUAL TOTAL RETURN

Periods Ended 7/31/2011

FUND/INDEX	One Year	Three Year	Since Inception *
The Fallen Angels Value Fund	7.46%	(2.81)%	(3.46)%
S&P 500 Index	19.65%	2.92%	0.70%

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

                              Periods Ended 7/31/2011

FUND/INDEX	One Year	Three Year	Since Inception *
The Fallen Angels Income Fund	8.63%	3.05%	(0.78)%
Dow Jones Moderate Portfolio Index	14.64%	6.49%	4.84%

Growth of $10,000
20,000
15,000
10,000
5,000
0
11/10/2006
7/31/2007
7/31/2008
7/31/2009
7/31/2010
7/31/2011
The Fallen Angels Income Fund ($9,638)
Dow Jones Moderate Portfolio Index ($12,503)

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a global all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

           PORTFOLIO ANALYSIS

              JULY 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

           PORTFOLIO ANALYSIS

              JULY 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the class of securities the underlying securities represent as a percentage of the portfolio of investments.

	Fallen Angels Value Fund
	Schedule of Investments
	July 31, 2011

Shares		Value

COMMON STOCKS - 91.43%

Consumer Discretionary - 13.01%
16,000	Aeropostale, Inc. *	$ 269,600
10,400	Apollo Group, Inc. Class A *	528,632
8,000	DeVry, Inc.	497,120
9,000	McGraw-Hill Companies, Inc.	374,400
		1,669,752
Consumer Staples - 4.74%
10,000	Altria Group, Inc.	263,000
6,000	Anheuser-Busch Companies, Inc. ADR	345,480
		608,480
Energy - 4.67%
6,000	Alpha Natural Resources, Inc. *	256,260
10,000	Chesapeake Energy Corp.	343,500
		599,760
Financials - 18.78%
1,201	Alleghany Corp. *	395,621
30,000	Bank of America Corp.	291,300
4	Berkshire Hathaway, Inc. Class A *	446,000
30,000	Gleacher & Company, Inc. *	51,300
5,000	JP Morgan Chase & Co.	202,250
25,000	Knight Capital Group, Inc. Class A *	282,750
20,000	SLM Corp.	311,800
5,000	Visa, Inc. Class A	427,700
		2,408,721
Healthcare - 9.36%
10,000	Gilead Sciences, Inc. *	423,600
20,000	Pfizer, Inc.	384,980
8,400	Teva Pharmaceutical Industries Ltd. ADR	391,776
		1,200,356
Industrials - 13.15%
25,000	General Electric Co.	447,750
6,400	Northrop Grumman Corp.	387,264
13,450	Oshkosh Corp. *	333,829
8,000	Raytheon Co.	357,840
10,000	SAIC, Inc. *	160,300
		1,686,983
Information Technology - 23.13%
30,000	Applied Materials, Inc.	369,600
15,000	Cisco Systems, Inc.	239,550
17,000	CA Technologies, Inc.	379,100
25,000	Entropic Communications, Inc. *	167,000
500	Google, Inc. Class A *	301,845
43,000	GT Solar International, Inc. *	586,520
14,000	Lender Processing Services, Inc.	263,620
26,000	Marvell Technology Group Ltd. *	385,320
10,000	Microsoft Corp.	274,000
		2,966,555
Materials - 2.77%
10,000	Alcoa, Inc.	147,300
15,000	Noranda Aluminum Holding Corp. *	208,200
		355,500
Telecommunication - 1.82%
8,000	AT&T Corp.	234,080

TOTAL FOR COMMON STOCKS (Cost $12,452,932) - 91.43%		11,730,187

EXCHANGE TRADED FUNDS - 3.25%
10,000	iShares S&P Global Energy	416,500

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $341,493) - 3.25%		416,500

SHORT TERM INVESTMENTS - 5.69%
731,085	Fidelity Money Market Portfolio Class Select 0.10%**	731,085

TOTAL SHORT TERM INVESTMENTS (Cost $731,085) - 5.69%		731,085

TOTAL INVESTMENTS (Cost $13,525,510) - 100.37%		12,877,772

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.37)%		(47,711)

NET ASSETS - 100.00%		$ 12,830,061

* Non-income producing security during the period
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at July 31, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of July 31, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 11,730,187	-	-	$ 11,730,187
	Exchange Traded Funds	416,500	-	-	416,500
	Short-Term Investments:
	Fidelity Money Market Portfolio Class Select	731,085	-	-	731,085

		$ 12,877,772	-	-	$ 12,877,772

The accompanying notes are an integral part of these financial statements.

	Fallen Angels Income Fund
	Schedule of Investments
	July 31, 2011

Shares		Value

CLOSED END MUTUAL FUNDS - 44.69%
15,000	Aberdeen Emerging Markets Telecommunications Fund, Inc.	$ 284,850
13,000	Advent Claymore Convert Securities & Income Fund	233,623
50,000	Alliance Bernstein Income Fund	393,500
46,558	Alpine Global Premier Properties Fund	334,286
60,000	BlackRock Income Trust	423,600
25,000	Eaton Vance Tax Advantaged Dividend Income Fund	412,750
35,000	Eaton Vance Tax Advantaged Global Dividend Income Fund	505,400
18,000	Eaton Vance Tax-Managed Diversified Equity Income Fund	188,100
11,700	General American Investors Company, Inc.	319,995
15,000	Helios Total Return Fund, Inc.	91,090
45,000	Liberty All-Star Equity Fund	228,600
17,000	Royce Value Trust, Inc.	242,420
7,000	Source Capital, Inc.	363,650
20,000	Templeton Emerging Markets Income Fund	336,000
25,000	The Adams Express Co.	269,750
25,000	Western Asset Claymore Inflation-Linked Opportunities & Income Fund	318,500

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $4,792,732) - 44.69%		4,946,114

EQUITY SECURITIES - 11.94%
10,000	Altria Group, Inc.	263,000
10,000	AT&T Corp.	292,600
2,000	Johnson & Johnson	129,580
5,000	Merck & Co., Inc.	170,650
15,000	Pfizer, Inc.	288,735
45,000	Sea Containers Ltd. Class A (Bermuda) † *	0
5,000	Verizon Communications, Inc.	176,450

TOTAL FOR EQUITY SECURITIES (Cost $1,164,795) - 11.94%		1,321,015

EXCHANGE TRADED FUNDS - 11.21%
10,000	iShares S&P U.S. Preferred Stock Index	387,000
10,000	SPDR S&P Dividend Fund	521,700
10,000	SPDR Utilities Select Sector	331,700

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $1,084,979) - 11.21%		1,240,400

INVESTMENT TRUST - 4.41%
5,500	American Capital Agency Corp.	153,560
15,000	Penn West Petroleum Ltd. (Canada)	334,650

TOTAL FOR INVESTMENT TRUST (Cost $527,682) - 4.41%		488,210

LIMITED PARTNERSHIP - 3.39%
8,000	Energy Transfer Partners L.P.	375,360

TOTAL FOR LIMITED PARTNERSHIP (Cost $348,970) - 3.39%		375,360

MORTGAGE BACKED SECURITIES - 1.63%
47,753	Credit Suisse Mortgage Capital Certificate 5.711% 02/15/39	50,358
30,000	CSFB Mortgage Securities Corp. 2005-C5 A3 5.10% 08/15/38	30,847
51,011	GMAC Commercial Mortgage Securities, Inc. 4.55% 12/10/41	51,269
47,569	JPMorgan Chase 5.25% 01/12/43	47,489

TOTAL FOR MORTGAGE BACKED SECURITIES (Cost $175,752) - 1.63%		179,963

PREFERRED SECURITIES - 15.60%
9,800	Arch Cap Ltd Preferred 8.00%	246,568
7,300	BioMed Realty Trust 7.375%	182,938
5,812	Bristol-Meyers Squibb (Corts) 6.80%	157,796
6,200	JC Penney (Corts) 7.625%	156,178
6,000	LMG Pplus 6.70%	131,700
5,000	Morgan ST III 6.25%	119,300
7,000	SLM Corp. 6.97%	314,650
6,190	SunAmerica (Corts) 6.70%	149,798
10,583	Unum Provident (Pplus) 7.40%	267,221

TOTAL FOR PREFERRED SECURITIES (Cost $2,018,338) - 15.60%		1,726,149

REAL ESTATE INVESTMENT TRUST - 2.71%
12,300	Hospitality Property Trust 7.00%	300,366

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $175,752) - 2.71%		300,366

SHORT TERM INVESTMENTS - 4.31%
476,815	Fidelity Money Market Portfolio Class Select 0.10%**	476,815

TOTAL SHORT TERM INVESTMENTS (Cost $476,815) - 4.31%		476,815

TOTAL INVESTMENTS (Cost $10,590,063) - 99.89%		11,054,392

OTHER ASSETS LESS LIABILITIES - 0.11%		12,435

NET ASSETS - 100.00%		$ 11,066,827

† This security has been valued according to the fair value pricing policies of the Fund.
* Non-income producing security during the period
** Variable rate security; the coupon rate shown represents the yield at July 31, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of July 31, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Closed End Mutual Funds	$ 4,946,114	-	-	$ 4,946,114
	Equity Securities	1,321,015	-	-	1,321,015
	Exchange Traded Funds	1,240,400	-	-	1,240,400
	Investment Trust	488,210	-	-	488,210
	Limited Partnership	375,360	-	-	375,360
	Mortgage Backed Securities	179,963	-	-	179,963
	Preferred Securities	1,726,149	-	-	1,726,149
	Real Estate Investment Trust	300,366			300,366
	Short-Term Investments:
	Fidelity Money Market Portfolio Class Select	476,815	-	-	476,815

		$ 11,054,392	-	-	$ 11,054,392

AMM Funds
Statements of Assets and Liabilities
July 31, 2011

Assets:	Value Fund	Income Fund
Investments in Securities, at Value (Cost $13,525,510 and $10,590,063)	$ 12,877,772	$ 11,054,392
Receivables:
Dividends and Interest	8,174	42,712
Prepaid Expenses	6,096	5,976
Total Assets	12,892,042	11,103,080
Liabilities:
Payables:
Management Fees	11,540	9,802
Administrative Fees	2,885	2,451
Distribution Fees	2,885	2,451
Shareholder Redemptions	27,235	5,000
Other Expenses	17,436	16,549
Total Liabilities	61,981	36,253
Net Assets	$ 12,830,061	$ 11,066,827

Net Assets Consist of:
Paid In Capital	$ 16,297,352	$ 15,919,590
Accumulated Undistributed Net Investment Income (Loss)	-	134,234
Accumulated Realized Loss on Investments	(2,819,553)	(5,451,326)
Unrealized Appreciation (Depreciation) in Value of Investments	(647,738)	464,329
Net Assets, for 1,536,671 and 1,430,351 Shares Outstanding	$ 12,830,061	$ 11,066,827

Net Asset Value Per Share	$ 8.35	$ 7.74

The accompanying notes are an integral part of these financial statements.

AMM Funds
Statements of Operations
For the year ended July 31, 2011

Investment Income:	Value Fund	Income Fund
Dividends (net of foreign withholding of $11,546 and $2,722, respectively) (a)	$ 197,449	$ 623,797
Interest	4,004	17,516
Total Investment Income	201,453	641,313

Expenses:
Advisory Fees (Note 3)	135,442	121,516
Administrative Fees (Note 3)	33,860	30,380
Distribution (12b-1) Fees (Note 3)	33,860	30,379
Transfer Agent Fees	28,602	28,802
Registration Fees	23,938	24,138
Custodian Fees	10,002	11,002
Audit Fees	11,201	11,201
Legal Fees	11,000	11,000
Trustee Fees	4,001	4,000
Printing and Mailing Fees	201	1,201
Miscellaneous Fees	500	500
Insurance Fees	895	1,870
Total Expenses	293,502	275,989

Net Investment Income (Loss)	(92,049)	365,324

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	1,199,025	25,052
Capital Gain Distributions from Portfolio Company	-	1,048
Net Change in Unrealized Appreciation (Depreciation) on Investments	(145,743)	631,252
Net Realized and Unrealized Gain on Investments	1,053,282	657,352

Net Increase in Net Assets Resulting from Operations	$ 961,233	$ 1,022,676

(a) Dividend income is net of $25,357 return of capital distributions received from portfolio company for the Income Fund.
The accompanying notes are an integral part of these financial statements.

Fallen Angels Value Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2011	7/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (92,049)	$ (136,468)
Net Realized Gain (Loss) on Investments	1,199,025	(558,776)
Unrealized Appreciation (Depreciation) on Investments	(145,743)	1,045,334
Net Increase in Net Assets Resulting from Operations	961,233	350,090

Distributions to Shareholders:
Net Investment Income	-	(11,709)
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	(11,709)

Capital Share Transactions	(1,208,586)	(1,347,945)

Total Decrease in Net Assets	(247,353)	(1,009,564)

Net Assets:
Beginning of Period	13,077,414	14,086,978

End of Period (Including Undistributed Net Investment Income
of $0 and $0, respectively)	$ 12,830,061	$ 13,077,414

The accompanying notes are an integral part of these financial statements.

Fallen Angels Income Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2011	7/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 365,324	$ 414,214
Net Realized Gain (Loss) on Investments	25,052	(319,568)
Capital Gain Distributions from Portfolio Company	1,048	3,331
Unrealized Appreciation on Investments	631,252	1,591,951
Net Increase in Net Assets Resulting from Operations	1,022,676	1,689,928

Distributions to Shareholders:
Net Investment Income	(390,951)	(420,091)
Realized Gain	-	-
Total Distributions Paid to Shareholders	(390,951)	(420,091)

Capital Share Transactions	(1,889,656)	(870,340)

Total Increase (Decrease) in Net Assets	(1,257,931)	399,497

Net Assets:
Beginning of Period	12,324,758	11,925,261

End of Period (Including Undistributed Net Investment Income of $134,234
and $159,861, respectively)	$ 11,066,827	$ 12,324,758

The accompanying notes are an integral part of these financial statements.

Fallen Angels Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period *
	Years Ended				Ended
	7/31/2011	7/31/2010	7/31/2009	7/31/2008	7/31/2007

Net Asset Value, at Beginning of Period	$ 7.77	$ 7.59	$ 9.14	$ 10.32	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.06)	(0.08)	(0.04)	0.01	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	0.64	0.27	(1.51)	(1.10)	0.23
Total from Investment Operations	0.58	0.19	(1.55)	(1.09)	0.36

Distributions:
Net Investment Income	-	(0.01)	-	(0.09)	(0.04)
Realized Gains	-	-	-	-	-
Total from Distributions	-	(0.01)	-	(0.09)	(0.04)

Net Asset Value, at End of Period	$ 8.35	$ 7.77	$ 7.59	$ 9.14	$ 10.32

Total Return ***	7.46%	2.45%	(16.96)%	(10.63)%	3.62%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 12,830	$ 13,077	$ 14,087	$ 18,507	$ 21,424
Before Waivers
Ratio of Expenses to Average Net Assets	2.17%	2.19%	2.18%	1.99%	1.91%	****
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.68)%	(0.96)%	(0.57)%	0.13%	1.60%	****
After Waivers
Ratio of Expenses to Average Net Assets	2.17%	2.19%	2.18%	1.99%	1.74%	****
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.68)%	(0.96)%	(0.57)%	0.13%	1.77%	****
Portfolio Turnover	118.43%	286.18%	215.67%	451.20%	31.18%

* For the period November 10, 2006 (commencement of investment operations) through July 31, 2007.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
**** Annualized
The accompanying notes are an integral part of these financial statements.

Fallen Angels Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period *
	Years Ended				Ended
	7/31/2011	7/31/2010	7/31/2009	7/31/2008	7/31/2007

Net Asset Value, at Beginning of Period	$ 7.36	$ 6.64	$ 7.81	$ 9.54	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.23	0.24	0.30	0.56	0.48
Net Gain (Loss) on Securities (Realized and Unrealized)	0.40	0.72	(1.26)	(1.61)	(0.45)
Total from Investment Operations	0.63	0.96	(0.96)	(1.05)	0.03

Distributions:
Net Investment Income	(0.25)	(0.24)	(0.21)	(0.62)	(0.49)
Realized Gains	-	-	-	(0.06)	-
Total from Distributions	(0.25)	(0.24)	(0.21)	(0.68)	(0.49)

Net Asset Value, at End of Period	$ 7.74	$ 7.36	$ 6.64	$ 7.81	$ 9.54

Total Return ***	8.63%	14.62%	(12.10)%	(11.65)%	0.22%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,067	$ 12,325	$ 11,925	$ 15,822	$ 18,605
Before Waivers
Ratio of Expenses to Average Net Assets	2.27%	2.20%	2.37%	2.09%	2.02%	****
Ratio of Net Investment Income (Loss) to Average Net Assets	3.01%	3.29%	4.87%	6.35%	6.64%	****
After Waivers
Ratio of Expenses to Average Net Assets	2.27%	2.20%	2.37%	2.09%	1.88%	****
Ratio of Net Investment Income to Average Net Assets	3.01%	3.29%	4.87%	6.35%	6.78%	****
Portfolio Turnover	19.62%	37.83%	99.76%	138.49%	96.47%

* For the period November 10, 2006 (commencement of investment operations) through July 31, 2007.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for period of less than one year.
**** Annualized
The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2011

Note 1. Organization

The Fallen Angels Value Fund (“Value Fund”) and the Fallen Angels Income Fund (“Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of AMM Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Funds commenced operations on November 10, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Funds are the only series currently authorized by the Board of Trustees (“the Board”).  The investment adviser to the Funds is American Money Management, LLC (the “Advisor”).

The Value Fund’s investment objective is to seek long-term capital appreciation. The Income Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Each Fund’s assets are generally valued at their market value using market quotations. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value in accordance with policies approved by the Funds’ Board of Trustees (the “Board”). For example, fair value pricing may be used if an event occurs after the close of the foreign market that could have an impact on the foreign securities value. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair Valuation- The investment in 45,000 shares of Sea Containers Ltd., in the Income Fund, has been valued at $.00 per share.  This security has been valued according to the fair value pricing policies of the Funds.

Option Writing- When either Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Fund may be delayed or limited.

Financial Futures Contracts- The Funds may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, A Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales- The Funds may sell a security that they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes - The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended July 31, 2011, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Valuation – The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m. Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. Each Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing – Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Each Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders- Each Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Value Fund will distribute dividends and capital gains annually, and expects that distributions will consist primarily of capital gains. The Income Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications - As of July 31, 2011, the Value Fund recorded permanent book/tax differences of $92,049 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management and Service Agreements

The Trust has a management agreement (the “Management Agreement”) with the Advisor pursuant to which the Advisor, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investments program for the Funds consistent with each Funds investment objective and policies.  Under the Management Agreement, each Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% per Fund. For the year ended July 31, 2011, the Advisor earned a fee of $135,442 and $121,516 for the Value Fund and Income Fund, respectively. The Funds owed the Advisor management fees of $11,540 and $9,802 for the Value Fund and Income Fund, respectively, as of July 31, 2011.

The Trust also has an administration agreement with the Advisor to furnish sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement, each Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25%. For the year ended July 31, 2011, the Advisor earned a fee of $33,860 and $30,380 from the Value Fund and Income Fund, respectively.  The Funds owed the Advisor administrative fees of $2,885 and $2,451 for the Value Fund and Income Fund, respectively, as of July 31, 2011.

The Funds have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Funds pay the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Funds’ shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Funds’ incur such distribution expenses at the rate of 0.25% per annum of the Funds average net assets. For the year ended July 31, 2011, distribution (12b-1) fees of the Plan accrued fees of $33,860 and $30,379 under the plan from the Value Fund and Income Fund, respectively. The Funds owed the Advisor $2,885 and $2,451 for the Value Fund and Income Fund, respectively as of July 31, 2011.

Note 4. Related Party Transactions

Gabriel B. Wisdom is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wisdom receives benefits from the Advisor resulting from management, administration and distribution (12b-1) fees paid to the Advisor by the Funds.

Note 5. Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at July 31, 2011 was $16,297,352 and $15,919,590 representing 1,536,671 and 1,430,351 shares outstanding for the Value Fund and Income Fund, respectively.

Transactions in capital stock for the period ended July 31, 2011 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	186,503	$1,565,019	147,425	$1,143,109
Shares issued in reinvestment of distributions	0	0	50,098	386,850
Shares redeemed	(332,529)	(2,773,605)	(442,824)	(3,419,615)
Net Increase (decrease)	(146,026)	$(1,208,586)	(245,301)	$(1,889,656)

Transactions in capital stock for the fiscal year ended July 31, 2010 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	183,298	$1,481,943	191,936	$1,358,395
Shares issued in reinvestment of distributions	1,427	11,709	58,723	415,667
Shares redeemed	(356,972)	(2,841,597)	(370,733)	(2,644,402)
Net Increase (decrease)	(172,247)	$(1,347,945)	(120,074)	$ (870,340)

Note 6. Investment Transactions

For the year ended July 31, 2011, purchases and sales of investment securities other than U.S. Government obligations aggregated $16,175,048 and $13,429,921 for the Value Fund and $2,099,120 and $2,066,446 for the Income Fund, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively, for each Fund.

Note 7. Tax Matters

As of July 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

		Value Fund	Income Fund

Undistributed ordinary income		$-0-	$86,772

Capital loss carryforward expiring 7/31/2017+		$1,171,928	$2,947,765
Capital loss carryforward expiring 7/31/2018+		1,647,626	2,126,805
Capital loss carryforward expiring 7/31/2019+		-0-	368,885
		$2,819,554	$5,443,455

Post-October capital loss deferrals
realized between 11/1/10 and 7/31/11*		$-0-	$10,013
Securities sold not yet purchased:
Gross unrealized appreciation on investment securities		$790,172	$1,065,442
Gross unrealized depreciation on investment securities		(1,437,910)	(608,982)
Net unrealized appreciation on investment securities	$	(647,738)	$456,460

Cost of investment securities, including short-term investments**		$13,525,510	$10,121,117

*These deferrals are considered incurred in the subsequent year.

** The difference between book and tax cost represents disallowed wash sales for tax purposes.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Funds will not make distributions from capital gains while a capital loss carryforward remains.

The Income Fund paid distributions in the amount of $390,951, from ordinary income, for the year ended July 31, 2011.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of July 31, 2011, Charles Schwab for the benefit of its customers owned, in aggregate, approximately 93.32% and 91.32% of the Value Fund and Income Fund, respectively, and may be deemed to control the Funds.

Note 9. New Accounting Pronouncement.

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of AMM Funds

We have audited the accompanying statements of assets and liabilities of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of AMM Funds, including the schedules of investments as of July 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the four year period then ended and for the period November 10, 2006 (commencement of investment operations) through July 31, 2007.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of July 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of AMM Funds, as of July 31, 2011, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

September 27, 2011

AMM Funds
Expense Illustration
July 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees, 12b-1 distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2011 through July 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2011	July 31, 2011	February 1,2011 to July 31,2011

Actual	$1,000.00	$973.19	$10.62
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.03	$10.84

* Expenses are equal to the Fund's annualized expense ratio of 2.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2011	July 31, 2011	February 1,2011 to July 31,2011

Actual	$1,000.00	$1,014.03	$11.34
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.54	$11.33

* Expenses are equal to the Fund's annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

TRUSTEES AND OFFICERS

JULY 31, 2011 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Directorships
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 45	Trustee since August 2006.	2	Management Consultant, self-employed (2002-present); Instructor, UCSD Extension (2009-present)
Ingram S. Chodorow P.O. Box 675167, Rancho Santa Fe, CA 92067 Age: 72	Trustee since August 2006.	2	President/CEO, Elsac Group, Inc.(2009), (investments), President/CEO, Placontrol, Inc. (1973-2009) (oral care products)
Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 Age: 54	Trustee since August 2006.	2	Management consultant, self-employed (1990-present)
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 49	Trustee since August 2006.	2	President/CEO, BottomLine Marketing (2001-present) (marketing)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940 as amended, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Directorships
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 61	Trustee since June 2006; President since August 2006.	2	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 35	Treasurer since August 2006.	N/A	Chief Investment Officer, American Money Management (2001 to present)
Joseph D. Dang P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 34	Secretary since June 2006; CCO since August 2006.	N/A	Counsel and Chief Compliance Officer, American Money Management, LLC (2005 to present); Financial Analyst/Financial Planner, Ayco (financial planning subsidiary of Goldman Sachs) (2004 to 2005)

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Funds' investment adviser.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

ADDITIONAL INFORMATION

JULY 31, 2011 (UNAUDITED)

Additional Information

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Funds’ Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Funds’ State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended July 31, are available without charge upon request by (1) calling the Fund at (800) 595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at (866) 663-8023.

Board of Trustees

Ingram S. Chodorow

Miro Copic

Kelly C. Huang

Linda J. Rock

Gabriel B. Wisdom

Investment Adviser

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the AMM Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 19,000

FY 2010

$ 20,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2011

$ 0

$ 0

FY 2010

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2011

$ 3,000

$ 0

FY 2010

$ 3,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2011

$ 0

$ 0

FY 2010

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2011

$ 3,000

$ 0

FY 2010

$ 3,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

AMM Funds

By /s/Gabriel B. Wisdom, President

     Gabriel B. Wisdom

     President

Date: September 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gabriel B. Wisdom, President

      Gabriel B. Wisdom

      President

Date September 29, 2011

By /s/Michael Moore

      Michael Moore

      Treasurer

Date September 29, 2011